Exhibit 10.14.6

FORBEARANCE AGREEMENT AND

FIFTH AMENDMENT TO CREDIT AGREEMENT

THIS FORBEARANCE AGREEMENT AND FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Agreement”), is entered into as of November 30, 2015, by and among Hampshire Group, Limited, a Delaware corporation (the “Lead Borrower”), Hampshire Brands, Inc., a Delaware corporation (“Hampshire Brands”), Hampshire International, LLC, a Delaware limited liability company (“Hampshire International”) and Scott James, LLC, a Delaware limited liability company (“Scott James”, together with the Lead Borrower, Hampshire Brands and Hampshire International, collectively, the “Borrowers”), Salus CLO 2012-1, LTD. (“Salus CLO”) and Salus Capital Partners, LLC (“SCP”, together with Salus CLO, each a “Lender” and collectively, the “Lenders”) and Salus Capital Partners, LLC, as Administrative Agent and Collateral Agent for the Lenders party thereto (in such capacity, the “Agent”).

RECITALS

WHEREAS, Borrowers, Lenders and Agent are party to that certain Credit Agreement, dated as of September 26, 2013 (as amended, supplemented, modified and in effect from time to time, the “Credit Agreement”; all capitalized terms used but not specifically defined herein shall have the respective meanings provided for such terms in the Credit Agreement); and

WHEREAS, certain Events of Default described on Schedule I attached hereto have occurred and are continuing under the Credit Agreement (such Events of Default being referred to herein as to herein individually as an “Existing Default” and collectively, the “Existing Defaults”); and

WHEREAS, pursuant to the letter dated as of September 30, 2015 (the “Default Letter”) by the Agent to the Borrowers, the Agent has been forbearing from exercising its rights and remedies under the Credit Agreement, the other Loan Documents and under applicable law on a strictly discretionary “day to day” basis; and

WHEREAS, as a consequence of the occurrence of the Existing Defaults, the Agent is entitled, to exercise all of its rights and remedies available under the Credit Agreement, the other Loan Documents and under applicable law;

WHEREAS, the Borrowers have requested that the Agent and Lenders agree (i) to continue to forbear from exercising their rights and remedies under the Credit Agreement, the other Loan Documents and under applicable law as a result of the occurrence of the Specified Defaults (as hereinafter defined), and (ii) to amend certain provisions of the Credit Agreement, and the Agent and Lenders have agreed to do so on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.     Forbearance.

(a)     Acknowledgment of Existing Defaults. The Borrowers acknowledge and agree that (i) the Existing Defaults have occurred and are continuing, (ii) but for the terms of this Agreement, Agent may, at the direction of Lenders, exercise its rights and remedies in respect of the Existing Defaults, and (iii) the Agent and Lenders have not, and are not by execution of this Agreement, waiving the Existing Defaults, any other Default or Event of Default which may have occurred or may in the future occur under the Loan Documents, or any rights or remedies of the Agent and Lenders on account of the same.

(b)     Forbearance from Exercise of Rights and Remedies under Loan Documents. Subject to all of the terms and conditions set forth herein, the Agent and Lenders agree to forbear from exercising their rights and remedies under the Credit Agreement and the other Loan Documents or applicable law that are based solely on the occurrence of the Specified Defaults until that date (the “Forbearance Termination Date”) which is the earliest to occur of the following: (i) the Maturity Date; (ii) the date on which any Event of Default occurs, except the Specified Defaults; (iii) the failure of the Borrowers to comply with any term set forth in this Agreement; or (iv) the date that the Borrowers join in, assist, cooperate or participate as an adverse party or adverse witness in any suit or other proceeding against the Agent and Lenders relating to any Obligations or any amounts owing hereunder, under the Credit Agreement or in connection with or related to any of the transactions contemplated by the Credit Agreement, including this Agreement and any documents, agreements or instruments executed in connection with this Agreement. On and after the Forbearance Termination Date, the Agent and Lenders may proceed, without any requirement for notice to the Borrowers or any other obligor, to enforce any or all of their rights and remedies under or in respect of this Agreement, the Credit Agreement, the other Loan Documents or applicable law, including, without limitation, the right to require that the Borrowers immediately repay any amounts then owing under the Credit Agreement.

(c)     Acknowledgement of Obligations. Borrowers hereby acknowledge, confirm and agree that (a) the aggregate outstanding principal amount of the Obligations on November 30, 2015 is $20,508,255.61, consisting of (i) Revolving Loans in the aggregate outstanding principal amount of $17,508,255.61, and (ii) the Term Loan in the aggregate outstanding principal amount of $3,000,000.00, in each case, together with accrued (and accruing) and unpaid interest, fees and expenses thereon, (b) such amounts, together with all interest accrued and accruing thereon, and all fees, costs, expenses and other charges now or hereafter payable by Borrowers to Agent and Lenders under the Loan Documents, are unconditionally owing by the Borrowers to Agent and Lenders without offset, defense or counterclaim of any kind, nature or description whatsoever, and (c) their obligation and liability for the payment and performance of the Obligations pursuant to the Loan Documents is unconditionally owing to Agent and Lenders without offset, defense or counterclaim of any kind, nature or description whatsoever.

2.     Amendments to the Credit Agreement. As of the date hereof, the Credit Agreement is hereby amended as follows:

(a)     Section 1.1 of the Credit Agreement is hereby amended by adding the following defined term, to be inserted in its proper alphabetical order:

““Fifth Amendment” means that certain Forbearance Agreement and Fifth Amendment to Credit Agreement dated as of November 30, 2015.”

““Fifth Amendment Effective Date” means November 30, 2015.”

““Maturity Date” means February 29, 2016.”

““Specified Defaults” means each of the Existing Defaults (as defined in the Fifth Amendment) and any Event of Default that may arise following the Fifth Amendment Effective Date resulting from the failure of the Borrowers to deliver an unqualified opinion of the Borrowers’ certified public accountants with Borrowers’ annual financial statements pursuant to Section 6.01 of the Credit Agreement.”

3.     Conditions Precedent. This Agreement shall become effective on the date upon which the following conditions have been satisfied in the determination of the Agent or waived by the Agent in writing:

(a)     The Agent shall have received this Agreement executed by the Borrowers.

4.     Representations, Warranties. Borrowers represent that, after giving effect to this Agreement:

(a)     No consent or approval of, or exemption by any Person is required to authorize, or is otherwise required in connection with the execution and delivery of this Agreement which has not been obtained and which remains in full force and effect; and

(b)     As of the date hereof and after giving effect to this Agreement, each of the representations and warranties of the Borrowers set forth in the Credit Agreement and the other Loan Documents is true and correct in all material respects, except to the extent such representations and warranties speak as to an earlier date, in which case the same are true, correct and complete as to such earlier date; and no Default or Event of Default exists under the Credit Agreement other than the Specified Defaults.

5.     Confirmation of Security Interests. Borrowers hereby confirm the security interests and liens granted by the Borrowers to the Agent, for the benefit of the Lenders, in and to the Collateral in accordance with the Credit Agreement and other Loan Documents as security for the Obligations.

6.     Payment of Fees and Expenses. Immediately upon execution of this Agreement, Borrowers agree to pay any and all fees and expenses, including reasonable counsel fees and disbursements, incurred by the Agent in connection with the preparation and execution of this Agreement and all documents, instruments and agreements contemplated hereby.

7.     No Other Modifications, Conflicts with Loan Documents, etc. This Agreement is intended to supplement and modify the Credit Agreement and the rights and obligations of the parties under the Credit Agreement shall not in any way be vacated, modified or terminated except as herein provided. All terms and conditions contained in each and every agreement or promissory note or other evidence of indebtedness of Borrowers to the Lenders are incorporated herein by reference. If there is a conflict between any of the provisions of the Credit Agreement and the provisions of this Agreement, then the provisions of this Agreement shall govern.

8.     Governing Law. This Amendment shall be construed in accordance with the substantive laws (other than conflict laws) of the State of New York.

9.     Full Force and Effect. Except as expressly amended hereby, all terms and conditions of the Credit Agreement, and any and all exhibits annexed thereto and all other writings submitted by the Borrowers to the Agent pursuant thereto, shall remain unchanged and in full force and effect.

10.     Release. EACH BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE OBLIGATIONS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM THE AGENT AND LENDERS. EACH BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES AGENT, EACH LENDER, ITS AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, ASSERTED OR UNASSERTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AGREEMENT IS EXECUTED, WHICH SUCH BORROWER MAY NOW OR HEREAFTER (WHETHER OR NOT PRESENTLY SUSPECTED, CONTEMPLATED OR ANTICIPATED) HAS AGAINST AGENT, ANY LENDER, AND ITS AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM THE CREDIT AGREEMENT AND LOAN DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AGREEMENT.

11.     Indemnity. Borrowers agrees to, jointly and severally, defend, protect, indemnify and hold harmless Agent and each Lender and all of its officers, directors, employees, attorneys, consultants and agents (collectively called the “Indemnitees”) from and against any and all losses, damages, liabilities, obligations, penalties, fees, reasonable costs and expenses (including, without limitation, reasonable fees, costs and expenses of outside counsel) incurred by such Indemnitees, whether direct, indirect or consequential, as a result of or arising from or relating to or in connection with any of the following: (i) the execution or performance or enforcement of this Agreement, any other Loan Document or of any other document executed in connection with the transactions contemplated by this Agreement; or (ii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto (collectively, the “Indemnified Matters”); provided, however, that the Borrowers shall not have any obligation to any Indemnitee under this Section 13 for any Indemnified Matter (a) caused by the gross negligence, bad faith or willful misconduct of such Indemnitee, as determined by a final judgment of a court of competent jurisdiction, (b) arising out of, or in connection with, any proceeding that does not involve an act or omission by the Borrowers and that is brought by an Indemnitee against any other Indemnitee, or (c) arising from a breach of the obligations of such Indemnitee under the Loan Documents. This Indemnity shall survive the repayment of the Obligations and the discharge of the liens granted under the Loan Documents.

12.     Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which shall be considered one and the same document. Delivery of an executed counterpart of a signature page of this document by facsimile shall be effective as delivery of a manually executed counterpart of this document.

[Signatures appear on the following page]

IN WITNESS WHEREOF, the parties hereto have caused this Forbearance Agreement and Fifth Amendment to Credit Agreement to be executed and delivered as of the day and year first above written.

HAMPSHIRE GROUP, LIMITED
as Lead Borrower

By: /S/William Drozdowski
Name: William Drozdowski
Title: Interim CFO

HAMPSHIRE BRANDS, INC.
as a Borrower

By: /S/William Drozdowski
Name: William Drozdowski
Title: Interim CFO

HAMPSHIRE INTERNATIONAL, LLC
as a Borrower

By: /S/William Drozdowski
Name: William Drozdowski
Title: Interim CFO

SCOTT JAMES, LLC
as a Borrower

By: /S/William Drozdowski
Name: William Drozdowski
Title: Interim CFO

[Forbearance Agreement and Fifth Amendment to Credit Agreement]

SALUS CLO 2012-1, LTD.
as a Lender

By: Salus Capital Partners II, LLC,
Its: Collateral Manager

By: /S/ Kyle C. Shonak
Name: Kyle C. Shonak
Title: President

SALUS CAPITAL PARTNERS, LLC
as a Lender, Administrative Agent
and Collateral Agent

By: /S/ Kyle C. Shonak
Name: Kyle C. Shonak
Title: President

[Forbearance Agreement and Fifth Amendment to Credit Agreement]

Schedule I

Existing Defaults

1.     The failure of the Borrowers to achieve minimum net sales for the fiscal month ended May 31, 2015, as required by Section 7.15(a) of the Credit Agreement.

2.     The failure of the Borrowers to deliver audited financial statements for the fiscal year ending December 31, 2014 no later than July 31, 2015, as required by Section 6.01(a) of the Credit Agreement.

3.     The failure of the Borrowers to close a capital transaction resulting in net cash proceeds received by the Borrowers in an amount not less than $1,500,000 by July 31, 2015, as required by Section 3(b) of the Waiver and Fourth Amendment to Credit Agreement, dated as of May 22, 2015, by and among Borrowers, Lenders and Agent.